PLEDGE AGREEMENT


     THIS PLEDGE AGREEMENT is made and entered into as of April 14, 1998, by and between I-LINK INCORPORATED, a Florida corporation (the "Pledgor"), and Winter Harbor, L.L.C., a Delaware limited liability company (the "Pledgee").

RECITALS

     The Pledgee has lent to the Pledgor $5,768,000 in four installments on a demand loan basis (three of which are evidenced by demand promissory notes (the "Notes")), which installments were made on January 26, 1998, February 23, 1998, March 3, 1998, and March 24, 1998 (collectively, the "Loans"). The Pledgor has requested that the Pledgee not demand payment on the Loans before the earlier of May 15, 1998, and the date on which the Pledgor consummates a loan transaction with another lender or consummates the sale of any debt or equity securities, in either case in an amount yielding net cash proceeds to the Pledgor of not less than $6,000,000 (the earlier of such dates being
referred to hereinafter as the "Demand Date").   The Pledgor and the Pledgee
have entered into that certain Agreement dated as of even date herewith (as the same may be extended, amended, restated or modified from time to time, the "Agreement"), pursuant to which the Pledgee has agreed to such request. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement. As security for the Loans and the Agreement, the Pledgor has agreed to enter into this Pledge Agreement.

AGREEMENTS

      In consideration of Loans, credit or other financial accommodation extended or continued from time to time to the Pledgor by the Pledgee, the Pledgor does hereby agree as follows:

     1.   Pledge.

           (a) The Pledgor hereby grants to the Pledgee, as security for the Loans and the obligations of the Pledgor under the Agreement, a first priority security interest in, and pledges, assigns, hypothecates and
transfers   to  the  Pledgee,   all of the Pledgor's interests in and right
and title to, all of the issued and outstanding shares of capital stock of each of I-Link Systems, Inc., I-Link Communications, Inc. and MiBridge, Inc. and all of the issued and outstanding limited liability company interests of I-Link Worldwide, L.L.C. (together, the "Collateral").

          (b) The Pledgor covenants and agrees with the Pledgee that from and after the date of this Pledge Agreement and until the Loans and obligations of the Pledgor under the Agreement are fully paid and satisfied:

               (i) At any time and from time to time, upon the reasonable written request of the Pledgee, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver any and all such instruments and documents and take such action as the Pledgee may reasonably deem desirable to obtain the full benefits of this Pledge Agreement and of the rights and powers herein granted, including, without limitation, the execution and filing of any financing or continuation statements under the Uniform Commercial Code with respect to the lien and security interest
       granted hereby.  The Pledgor also hereby authorizes the Pledgee to file any
such financing or continuation statement without the signature of the Pledgor to the extent permitted by applicable law. If any of the Collateral shall be or become evidenced by any Instrument (as defined in Section 9-105(1)(i) of the UCC), the Pledgor agrees to pledge such Instrument to the Pledgee and shall duly endorse such Instrument in a manner satisfactory to the Pledgee and deliver the same to the Pledgee.

               (ii) For the Pledgee's further security, the Pledgor agrees that the Pledgee shall have a special property interest in all of the Pledgor's books and records pertaining to the Collateral and, upon reasonable notice from the Pledgee, the Pledgor shall permit any representative of the Pledgee to inspect such books and records and will provide photocopies thereof to the Pledgee.

               (iii) The Pledgor will not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9-402(7) of the UCC (or any other then applicable provision of the UCC) unless the Pledgor shall have given the Pledgee at least 30 days prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Pledgee to amend such financing statement or continuation statement so that it is not seriously misleading or to file a new appropriate financing statement. The Pledgor will not change its principal place of business or remove its records from its office located at 13751 South Wadsworth Park Drive, Suite 200, Draper, Utah 84020, unless it gives the Pledgee at least 30 days prior written notice thereof and has taken such action as is necessary to cause the security interest of the Pledgee in the Collateral to continue to be perfected.

          (c) The Pledgor and the Pledgee agree that the Collateral shall be subject to the terms and conditions hereinafter set forth as collateral security for the Loans and the obligations of the Pledgor to the Pledgee under the Agreement.

     2.   Representations and Warranties.   The Pledgor represents and
warrants to the Pledgee as follows:

          (a)   the   Collateral  constitutes all of the  capital stock of
each of I-Link Systems, Inc. ("Systems"), I-Link Communications, Inc. ("Communications") and MiBridge, Inc. ("MiBridge") and the limited liability company interests of I-Link Worldwide, L.L.C. ("Worldwide");

          (b)   the   Collateral  is validly issued, fully paid and
nonassessable and is not subject to any liens, charges or encumbrances whatsoever, except for the security interest granted pursuant hereto;

           (c)    there  are no existing options, warrants or other rights to
purchase  any of the   Collateral;

          (d) the execution, delivery and performance of this Pledge Agreement will not conflict with, result in a breach of or constitute a default under any indenture or agreement to which the Pledgor, Systems,
Communications, MiBridge   or Worldwide is  a party or by which  any of them
is bound, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on any of their respective property or assets;

           (e) this Pledge Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms;

           (f) the Pledgor has all requisite power and authority to enter into this Pledge Agreement and to carry out the transactions contemplated hereby; and

           (g) no consent or approval of any person or entity is or will be required in connection with the execution, delivery and performance of this Pledge Agreement.

     3.    Term.   The  Collateral shall constitute security for the Loans
and the performance by the Pledgor of its obligations and liabilities under the Agreement until the principal and interest due on the Loans are paid in full and the Agreement shall have terminated, at which time the Pledgee shall deliver prepare, execute, deliver and file all documents necessary to evidence the termination of the security interest pursuant hereto, and this Pledge Agreement shall thereupon terminate.

     4. Voting. While the Collateral continues to be pledged to the Pledgee, such Collateral shall remain in the name of the Pledgor, and the Pledgor shall have and exercise all rights of ownership, including the right to vote the Collateral; provided, however, that the Pledgor shall not vote the Collateral in any manner that is inconsistent with the provisions of the
Agreement or this Pledge Agreement.   If  the Pledgor does not pay the full
amount outstanding on the Demand Date (an "Event of Default") the Pledgee shall be entitled to the remedies set forth in Section 6 hereof.

     5.   Adjustments.   The Pledgor agrees that in the event that during the
term of this Pledge Agreement any  dividend,   distribution,
reclassification, readjustment or other change is declared or made with respect to the Collateral, or any subscription, warrant or other option is exercisable with respect to the Collateral, it shall cause all new,
substituted or  additional shares, limited liability company interests   or
other securities issued by reason of any such change or option to be pledged to the Pledgee in the same manner as the Collateral originally pledged hereunder. There likewise shall be pledged to the Pledgee, to be added to the pledged property and subject to the pledge, any and all additional issued shares of Systems, Communications and MiBridge and limited liability company interests of Worldwide to the Pledgor by way of dividend, splits, rights, new securities or otherwise, to the end that all the issued and outstanding shares of Systems, Communications and MiBridge and limited liability company interests of Worldwide will be pledged to Pledgee.

     6. Remedies. If an Event of Default shall occur, the Pledgee may, after fifteen days prior notice to the Pledgor, sell, assign and deliver the whole or, from time to time, any part of the Collateral or any interest or part thereof, at any private sale or at public auction, for cash, or credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee reasonably may determine to be commercially reasonable. The Pledgee shall give the Pledgor reasonable notice of the time and place of any public sale of the Collateral or the time after which any private sale or other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if notice of such sale or other intended disposition is mailed, by certified or registered mail, return receipt requested, to the Pledgor at the address set forth in
Section 9 at least fifteen days prior to the time of such sale or other intended disposition. The Pledgor hereby waives and releases any and all right or equity of redemption whether before or after sale hereunder. At any such sale the Pledgee may bid for and purchase for its own account the whole or any part of the Collateral so sold, free from any such right or equity of redemption. Upon completion of the sale, Pledgee shall deliver the
 Collateral, or any portion thereof, to the purchaser or purchasers thereof. The net proceeds of any such sale shall be applied as follows:

          (i) First, to the expenses of the sale and enforcement of this Pledge Agreement, including but not limited to, attorneys' fees and expenses, including attorneys' fees out of court, in trial, on appeal, in bankruptcy proceedings, or otherwise;

          (ii) Second, to the payment of the Pledgor's obligations under the Agreement, including, without limitation, the payment of interest and principal under the Loans; and

          (iii) Third, only after payment in full of the above, to the payment to the Pledgor of any excess proceeds, along with any Collateral remaining unsold, subject to the receipt of notice of and the provisions of any other agreement between the parties with respect to the disposition of said excess proceeds or unsold Collateral. Notwithstanding the sale or other disposition of the Collateral by the Pledgee hereunder, the Pledgor shall remain liable for any deficiency.

     7.  Encumbrances.   During the term of this Pledge Agreement specified
in Section 3, the Pledgor shall not sell, assign, transfer or otherwise dispose of, grant any option to any individual or entity other than the Pledgee with respect to, or mortgage, pledge or otherwise encumber any of
the   Collateral.

     8.   Miscellaneous.

          8.1 Transfer taxes, if any, applicable to any transfer of the Collateral upon the occurrence of an Event of Default or upon termination of this Pledge Agreement shall be payable by the person or persons to whom the shares are being transferred; provided, however, that the Pledgor agrees to reimburse the Pledgee promptly for all such transfer taxes which the Pledgee may be required to pay.

          8.2 No single or partial exercise of any power hereunder shall preclude other or future exercise thereof or the exercise of any other power. The holder of the Loans may proceed against any portion of the security held therefor in such order and in such manner as the holder may see fit, without waiver of any rights with respect to any other security.

           8.3 The Pledgee may deal in any manner with the Loans, the Agreement or any other agreement required thereby without notice to or the consent of the Pledgor, including, without limitation, in the following manner:

                (a) to modify, supplement or otherwise change any terms of the Loans, the Agreement or any such other agreement (subject to any right of the Pledgor to consent to any modification of or supplement or change to any such terms); to grant any extension or renewal of the Loans, the Agreement or such other agreement; to grant any other waiver or indulgence with respect to the Loans, the Agreement or such other agreement; and to effect any release, compromise or settlement with respect to the Loans, the Agreement or such other agreement; and

                (b) to consent to the substitution, exchange or release of all or any part of any other security (other than the Collateral) at any time held by the Pledgee as security or surety for the obligations secured hereby.

     9. Notices. All notices required to be sent hereunder shall be in writing and shall be sent by registered mail, return receipt requested, to the parties as follows:

               To the Pledgor:

                    I-Link   Incorporated
                    13751 South Wadsworth Park Drive
                    Suite 200
                    Draper, Utah  84020
                    Attention:  John W. Edwards, President

               To the Pledgee:

                    Winter Harbor, L.L.C.
                    11400 Skipwith Lane
                    Potomac, Maryland  20854
                    Attention:  Ralph W. Hardy, Jr.

Addresses may be changed by notice in writing to the other parties.

     10. Choice of Law, etc. This Pledge Agreement shall be construed and enforced under and governed by the laws of the State of Delaware, other than the conflicts of law provisions thereof. This Pledge Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, and this Pledge Agreement may not be modified or amended or any term or provision hereof waived or discharged except in writing signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. This Pledge Agreement shall be binding on the successors, assigns, and legal representatives of the parties hereto and shall inure to the benefit of and be enforceable by their successors, assigns, and legal representatives; provided, however, that neither the Collateral nor this Pledge Agreement may be assigned or transferred in whole or in part, voluntarily or involuntarily, by the Pledgor without the prior written consent of the Pledgee, and the Pledgee may assign this Pledge Agreement and all of its rights hereunder without any consent of the Pledgor. The headings of this Pledge Agreement are for the purpose of reference only and shall not limit or otherwise affect the meaning hereof. The Pledgor shall take such further actions as may be reasonably requested by the Pledgee from time to time in order to perfect the security interest of the Pledgee hereunder and to assure and confirm onto the Pledgee its rights, powers and remedies hereunder.

               IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be executed on their behalf all as of the day and year first above mentioned.

                               I-LINK   INCORPORATED



                               By:  /s John Edwards
                                   John Edwards, President


                                   WINTER HARBOR, L.L.C.

                                   By:  First Media  L.P.
                                        its   General Manager/Member

                                   By:  First Media Corporation
                                        its sole General Partner

                                   By:   /s Ralph W. Hardy
                                         Name:  Ralph W. Hardy
                                         Title:     Secretary